                            SCHEDULE 14C INFORMATION


                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)



Check the appropriate box:


[ ]  Preliminary Information Statement          [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                           FORTE COMPUTER EASY, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):


     [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).


     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            FORTE COMPUTER EASY, INC.
                               1350 Albert Street
                             Youngstown, Ohio 44505

      -------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 1, 1997
      -------------------------------------------------------------------


To Our Shareholders:

        A Special Meeting of Shareholders of FORTE COMPUTER EASY INC., a Utah corporation (the "Company"), will be held at the Holiday Inn Metroplex, 1620 Motor Inn Drive, Girard, Ohio 44420, on April 1, 1997, at 9:30 a.m., Eastern Standard Time, for the following purposes:

        1. To ratify the adoption of the Company's 1996 Stock Option Plan pursuant to which options to purchase shares of Common
                Stock will be granted to employees and non-employee directors of the Company;

        2. To approve the reincorporation of the Company as a Delaware corporation and a related Agreement and Plan of Merger pursuant to which the Company will be merged into a wholly-owned Delaware subsidiary;

        3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof. Management is presently aware of no other business to come before the meeting.

        The Board of Directors has fixed the close of business on February 20, 1997, as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof (the "Record Date"). Shares of Common Stock and Preferred Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. Management is not soliciting proxies in connection with the Special Meeting, and Shareholders are requested not to send proxies to the Company. Management of the Company cordially invites you to attend the Special Meeting. Your attention is directed to the attached Information Statement.

                                        By Order of the Board of Directors


                                        Frank J. Amedia
                                        President and Chief Executive Officer

Youngstown, Ohio
February 21, 1997

                            FORTE COMPUTER EASY, INC.

          INFORMATION STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 1, 1997


                                TABLE OF CONTENTS

                                                                                                PAGE

INFORMATION CONCERNING VOTING.....................................................................  1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....................................  2

EXECUTIVE COMPENSATION............................................................................. 4
        Summary Compensation Table................................................................. 4
        Aggregated Option Exercises in Last Fiscal Year and Option Value as of December 31, 1996... 5
        Employment Contracts....................................................................... 5
        Stock Option Plans......................................................................... 5

PROPOSAL NO. 1 - 1996 STOCK OPTION PLAN............................................................ 6

PROPOSAL NO. 2 - REINCORPORATION IN DELAWARE....................................................... 10
        Certain Consequences of the Merger......................................................... 12
        Possible Negative Consequences of the Merger............................................... 14
        Right of Stockholders to Dissent........................................................... 14
        Certain Significant Differences Between the Corporation Laws of Utah and Delaware.......... 15
        Certain Differences Between Charter and Bylaw Provisions of the Company and AAPC........... 17
        Abandonment or Amendment of the Reincorporation............................................ 17

OTHER MATTERS...................................................................................... 18
        Independent Auditors....................................................................... 18

                            FORTE COMPUTER EASY, INC.
                               1350 Albert Street
                             Youngstown, Ohio 44505

                    ---------------------------------------
                              INFORMATION STATEMENT
                    ---------------------------------------



        This information statement is being furnished to the shareholders of FORTE COMPUTER EASY, INC., A Utah corporation (the "Company"), in connection with the Special Meeting of the Shareholders of the Company to be held on April 1, 1997, at 9:30 a.m., Eastern Standard time, and any adjournment or postponement thereof (the "Special Meeting"). A copy of the Notice of the Meeting accompanies this Information Statement. It is anticipated that the mailing of this Information Statement will commence on March 10, 1997.


                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     VOTING

        Only shareholders of record at the close of business on February 20, 1997 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. On the Record Date, 48,605,794 shares of Common Stock, $.01 par value (the "Common Stock"), were issued and outstanding. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date. In addition, on the Record Date, 1,000,000 shares of Series A Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), were issued and outstanding. Each holder of Preferred Stock is entitled to 75.486324 votes, exercisable in person or by proxy, for each share of the Company's Preferred Stock held of record on the Record Date. The holders of Common and Preferred Stock shall vote as one class on both proposals described in this Information Statement.

        THE PROPOSALS FOR WHICH SHAREHOLDER APPROVAL IS BEING SOUGHT CANNOT BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES PRESENT, IN PERSON OR BY PROXY, AT THE SPECIAL MEETING. BROKERS CANNOT VOTE "STREET NAME" STOCK ON BEHALF OF BENEFICIAL OWNERS UNLESS THE BROKER RECEIVES AN EXECUTED PROXY FROM THE BENEFICIAL OWNER.

        Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum. In order to vote their shares in person at the meeting, shareholders who own their shares in "street name" must obtain a special proxy card from their broker.

        The Board of Directors does not know of any matters other than the proposals to (i) ratify the 1996 Stock Option Plan and (ii) approve the reincorporation of the Company as a Delaware corporation (the "Reincorporation") and the related Agreement and Plan of Merger (the "Merger Agreement"), that are expected to be presented for consideration at the meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock and Preferred Stock as of January 27, 1997, by (i) each beneficial owner of more than 5% of the Company's Common Stock or Preferred Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all executive officers and directors as a group. This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, as amended, and is based upon the information furnished by the persons listed below. Except as otherwise indicated, each shareholder listed possesses sole voting and investing power with respect to the shares indicated as being beneficially owned.


                                                                            Shares of Stock
                                                                          Beneficially Owned
                                                              ------------------------------------------
                                                              Number of Shares               Percent of
    Class of Stock      Name and Address                      Beneficially Held                 Class
    --------------      ----------------                      -----------------              -----------
        Common          Frank J. Amedia(1)                    33,593,262(2)                      61.2%

        Common          John Masternick                        3,696,799(3)                       7.5%
                        20 E. Liberty Street
                        Girard, Ohio 44420

        Common          Anthony DePrima                        3,029,692(4)                       6.1%
                        501 Reservation Road
                        Marina, California 93933

        Common          Charles E. Trebilcock(1)                 508,333(5)                       1.0%

        Common          George Hofmeister(1)                      25,000                            *

        Common          David McKelvey(1)                              0                            0

        Common          Jim Phillips(1)                                0                            0

        Common          Joseph Dominijanni(1)                     20,000                            *

        Common          W.R. Jackson, Jr.(1)                           0                            0

        Common          John J. Cafaro(1)                              0                            0

        Common          AAP Holdings, Inc.
                        100 S. Broadway Avenue
                        Salem, Ohio 44460                     33,593,262(6)                      61.2%

        Common          All directors and executive
                        officers of the Company as a
                        group (9 persons)                     37,843,394(7)                      67.1%

      Preferred         AAP Holdings, Inc.                     1,000,000(8)                    100.0%
                        100 S. Broadway Avenue
                        Salem, Ohio 44460


------------------------

 *      Less than 1%

(1)     c/o Forte Computer Easy, Inc., 1350 Albert Street, Youngstown, Ohio
        44505.

(2) Includes 4,262,440 shares of common stock which are subject to unexercised options that were exercisable on January 27, 1997 or within sixty days thereafter. Also includes an additional 1,718,422 unissued shares of common stock which the Company is obligated to issue to Mr. Amedia and 324,323 shares of common stock which Forte, Inc. is obligated to transfer to Mr. Amedia in connection with the acquisition of Forte, Inc. in June, 1994.

(3) Includes 455,258 shares of common stock which are subject to unexercised options that were exercisable on January 27, 1997 or within sixty days thereafter.

(4) Includes 1,000,000 shares of common stock which are subject to unexercised options that were exercisable on January 27, 1997 or within sixty days thereafter.

(5) Includes 258,333 shares of common stock owned individually and 250,000 shares held by a custodian for the benefit of an individual retirement account of Mr. Trebilcock. In addition, LGL Company, owned by Lionel Trebilcock, brother of Mr. Trebilcock, owns 133,333 common shares. Mr. Trebilcock does not have any beneficial interest in or control over the shares owned by either LGL Company or Lionel Trebilcock. On October 3, 1994, Robert Trebilcock, son of Mr. Trebilcock, purchased 125,000 common shares, and Mr. Trebilcock does not have any beneficial interest in or control over such shares.


(6) Does not include 8,798,322 shares of common stock which are subject to unexercised options that are exercisable only upon the occurrence of certain contingencies. Includes 27,288,077 shares of common stock owned by Amedia, 1,718,422 shares of common stock issuable to Amedia by the Company, 324,323 shares of common stock Forte, Inc. is obligated to transfer to Amedia and 4,262,440 shares of common stock subject to unexercised options that were exercisable on January 27, 1997 or within sixty days thereafter. In connection with the transaction between AAP Holdings, Inc. and the Company, Amedia granted AAP Holdings, Inc. an irrevocable proxy to vote all shares of common Stock currently or hereafter owned by Amedia in favor of the Reincorporation (Proposal No.
        2) and any matters submitted to the shareholders of the Company relating to the repayment of amounts owing to MascoTech, Inc. under those certain Promissory Notes dated August 29, 1996 in the original principal amount of $8,000,000. The proxy expires on December 31, 1997.



(7) Includes 5,717,698 shares of common stock which are subject to unexercised options that were exercisable on January 27, 1997 or within sixty days thereafter as described above and 2,042,745 shares of common stock the Company and Forte, Inc. are obligated to issue to Mr. Amedia.

(8) George Hofmeister, Chairman of the Board of Directors of the Company, is the controlling shareholder of the corporate parent of AAP Holdings, Inc.

CHANGE IN CONTROL

        Pursuant to the Agreement and Plan of Reorganization by and between the Company and AAP Holdings, Inc. ("AAPH"), dated October 25, 1996 (the "Reorganization Agreement"), AAPH acquired 1,000,000 shares of Preferred Stock of the Company in exchange for all of the issued and outstanding stock of American Architectural Products, Inc., which was a wholly-owned subsidiary of AAPH. AAPH also obtained a voting proxy from Frank Amedia in connection with the Reorganization Agreement, granting AAPH an irrevocable proxy to vote all of Amedia's shares of Common Stock in favor of Proposal No. 2 (the Reincorporation) and in favor of any matters submitted to the stockholders of the Company relating to the repayment of amounts owing to MascoTech, Inc. from American Architectural Products, Inc. under those certain Promissory Notes dated August 29, 1996 in the original aggregate principal amount of $8,000,000 (the "MascoTech Notes").

        Prior to execution of the Reorganization Agreement, Frank Amedia had effective control of the Company, directly owning over 50% of the issued and outstanding capital stock. Pursuant to the Reorganization Agreement, AAPH now directly owns 1,000,000 shares of Preferred Stock of the Company. The 1,000,000 shares of Preferred Stock owned by AAPH are convertible into 75,486,324 shares of Common Stock of the Company, which (assuming the conversion of such shares into Common Stock) represents 60% of the voting securities of the Company. The Preferred Stock is fully voting stock and each share of Preferred Stock is entitled to 75.486324 votes in all matters which stockholders are entitled to vote upon. In addition to issuing the Preferred Stock to AAPH, the Company agreed pursuant to the Reorganization Agreement to use its best efforts to cause the MascoTech Notes to be paid in full on or prior to December 31, 1997.

                             EXECUTIVE COMPENSATION

        The following table summarizes all compensation paid to the Company's Chief Executive Officer and all other executive officers of the Company whose total annual salary and bonus exceeds $100,000 (the "Named Executive Officers") for services rendered in all capacities to the Company and its subsidiary during the fiscal year ended December 31, 1996.


                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------
                                                                                Long Term
                                              ANNUAL COMPENSATION             Compensation
--------------------------------------------------------------------------------------------------------------
                                                             Other Annual      Restricted       All other
     Name and         Year Ended     Salary       Bonus      Compensation         Stock        Compensation
Principal Position   December 31,      ($)         ($)            ($)(2)         Awards             ($)
--------------------------------------------------------------------------------------------------------------
Frank J. Amedia,         1996         168,718       0              0                0               0
President and
Chief Executive          1995         193,000       0              0                0               0
Officer(1)
                         1994         137,294       0              0                0               0
--------------------------------------------------------------------------------------------------------------

(1) The amount of compensation paid to Mr. Amedia for 1994 consists of $47,384 paid from October 1, 1993 through June 7, 1994 (paid by Forte, Inc.) and an additional $89,910 paid to Mr. Amedia following the closing of the Forte, Inc. acquisition on June 7, 1994.

(2) Other compensation to Mr. Amedia did not exceed $50,000 or 10% of his total annual salary during any fiscal year.


AMENDMENT OR REPRICING OF OPTIONS

     No stock options previously granted to the executive officers were subject to repricing during the fiscal year ended December 31, 1996. The Company does not have a long term incentive plan established for the benefit of its executive officers or directors.

OPTION GRANTS

     No stock options, stock appreciation rights or restricted stock awards were granted to or exercised by any officers, directors or employees of the Company or its subsidiaries during the fiscal year ended December 31, 1996. The Company entered into definitive stock option agreements with Mr. Amedia and Mr. Masternick dated December 18, 1996, memorializing the terms of stock options granted in 1994.

OPTION VALUES

     The following table sets forth certain information concerning each exercise of stock options during the year ended December 31, 1996 by each of the Named Executive Officers and the aggregated fiscal year-end value of the unexercised options of each such Named Executive Officer.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1996
                    AND OPTION VALUE AS OF DECEMBER 31, 1996

                                                                                     Value of Unexercised
                                                   Number of Unexercised Options         In-the-Money
                                                     at Fiscal Year End (#)     Options at Fiscal Year End ($)(1)
                                                     ----------------------     ---------------------------------

                  Shares Acquired  Value Realized
      Name        on Exercise (#)       ($)        Exercisable  Unexerciseable   Exercisable    Unexerciseable
      ----        ---------------  --------------  -----------  --------------   -----------    --------------

Frank J. Amedia        -0-              $-0-       4,262,440         -0-          $2,530,824         $-0-

John Masternick        -0-              $-0-         455,258         -0-          $  270,309         $-0-

(1) Based on average of reported bid and ask prices for the Common Stock on December 31, 1996.

EMPLOYMENT CONTRACTS WITH EXECUTIVE OFFICERS

     The Company was a party to an employment agreement with Anthony E. DePrima which had a term extending through December 31, 1995 (subject to renewal). Mr. DePrima's base compensation under this agreement was $120,000 per annum, plus an incentive bonus equal 5% of the net profits of the Company. The Company also provided a car for Mr. DePrima and assumed the cost of his legal malpractice insurance. The Company exercised its option to terminate Mr. DePrima's employment agreement effective December 31, 1995. Effective May 15, 1996, the Company retained Mr. DePrima as a business and legal consultant for a twelve-month term. In connection therewith, the Company agreed to pay Mr. DePrima a consulting fee of $1,500 per month.

STOCK OPTION PLANS

     EMPLOYEE INCENTIVE STOCK OPTION PLAN

     In May of 1992, the Board of Directors of the Company adopted an Employee Incentive Stock Option Plan (the "Option Plan"). Options to purchase an aggregate of up to 5,000,000 shares of the Company's common stock are authorized under the Option Plan. Options granted under the Option Plan have a maximum duration of ten (10) years from the date of grant. In connection with the acquisition of Forte in June of 1994, Mr. Amedia and Mr. Masternick (the former shareholders of Forte) received options to purchase an aggregate of 4,717,698 shares of the Company's common stock at $.375 per share. The aforementioned options were issued in contemplation of the Company effectuating a reverse stock split. Until such reverse stock split is effectuated or until such time as additional shares of the Company's common stock are authorized or purchased as treasury shares, these options will not be exercisable.

     As of December 31, 1996, options to purchase a total of 5,865,548 shares of the Company's common stock were outstanding, with exercise prices ranging from $.25 to $.50 per share.

     1996 STOCK OPTION PLAN

     The Company's 1996 Stock Option Plan (the "1996 Plan") authorizes the Board to grant options to Directors and employees of the Company to purchase in the aggregate an amount of shares of Common Stock equal to 10% of the shares of Common Stock issued and outstanding from time to time, but which aggregate amount shall in no event exceed 10,000,000 shares of Common Stock. Directors, officers and other employees of the Company who, in the opinion of the Board of Directors, are responsible for the continued growth and development and the financial success of the Company are eligible to be granted options under the 1996 Plan. Options may be nonqualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1996 Plan are not transferable and expire ten (10) years after the date of grant. The per share exercise price of an incentive stock option granted under the 1996 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant. No option may be granted after December 19, 2006.

     The 1996 Plan provides the Board of Directors with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Board of Directors at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1996 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee. See "EXECUTIVE COMPENSATION--Summary Compensation Table."


                                 PROPOSAL NO. 1
                    TO APPROVE THE FORTE COMPUTER EASY, INC.
                             1996 STOCK OPTION PLAN

     At the Special Meeting, the Company will seek shareholder ratification of the 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan was adopted by the Board of Directors on December 19, 1996, subject to shareholder approval. The Board believes that in order to attract and retain officers, employees and directors of the highest caliber, provide increased incentive for such persons to strive to attain the Company's long-term goal of increasing shareholder value, and to continue to promote the well being of the Company, it is in the best interests of the Company and its shareholders to provide officers, directors and employees of the Company, through the granting of stock options, the opportunity to participate in the appreciation in value of the Company's Common Stock.

REASON FOR APPROVAL

     The grant of stock options pursuant to a plan which has been approved by shareholders and meets certain conditions is exempt from the "short-swing profits" liability provisions of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Act"). Section 16(b) provides that upon the purchase and sale (or sale and purchase) of the Company's Common Stock within any six month period by a principal officer, director or beneficial owner of more than 10% of the Company's Common Stock, any "profit" realized by such person is recoverable by the Company. As a result of the complexities of this rule, optionees may unwittingly fall within its scope and be forced to disgorge gains to the Company, thereby frustrating the Company's intent to provide incentive to officers and employees under the 1996 Plan. Thus, shareholder approval of the 1996 Plan is sought in order to exempt from the liability provisions of Section 16(b) the grant of options to officers and directors who are eligible to participate in the 1996 Plan. In addition, shareholder approval of the 1996 Plan is necessary in order that incentive stock options granted under the 1996 Plan will qualify for treatment as such under the Internal Revenue Code of 1986, as amended (the

"Code"). Unless shareholder approval is obtained, options granted under the 1996 Plan will have less value and, consequently, will not provide the incentive to the recipient intended by the Board.

SUMMARY OF THE 1996 PLAN

     The following summary of the 1996 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the 1996 Plan, which is attached hereto as Exhibit "1."

     ADMINISTRATION. The 1996 Plan shall be administered by the Board of Directors or, if authorized by the Board of Directors, by the Compensation Committee of the Company's Board of Directors. The Board of Directors has full authority, subject to the provisions of the 1996 Plan, to award incentive stock options and nonstatutory stock options ("Options").

     Subject to the provisions of the 1996 Plan, the Board of Directors or the Committee determines in its discretion, among other things, the persons to whom from time to time Options may be granted ("Participants"), the number of shares subject to each Option, exercise prices under the Options, any restrictions or limitations on such Option including any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such Options. The interpretation and construction by the Board of Directors or the Committee of any provisions of, or the determination of any questions arising under, the 1996 Plan or any rule or regulation established by the Board of Directors or the Committee pursuant to the 1996 Plan, shall be final, conclusive and binding on all persons interested in the 1996 Plan.

     SHARES SUBJECT TO THE 1996 PLAN. The 1996 Plan authorizes the Board to grant options to Directors and employees of the Company to purchase in the aggregate an amount of shares of Common Stock equal to 10% of the shares of Common Stock issued and outstanding from time to time, but which amount shall in no event exceed 10,000,000 shares of Common Stock. In order to prevent the dilution or enlargement of the rights of the Participants under the 1996 Plan, the number of shares of Common Stock authorized by the 1996 Plan and the number of shares subject to outstanding options are subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock. If any Option granted under the 1996 Plan is forfeited or terminated, the shares of Common Stock that were underlying such Option shall again be available for distribution in connection with Options subsequently granted under the 1996 Plan.

     ELIGIBILITY. Subject to the provisions of the 1996 Plan, Options may be granted to Directors and full-time employees of the Company or its subsidiaries.

     EFFECTIVE DATE AND TERM OF 1996 PLAN. If approved by the Company's shareholders, the 1996 Plan will be deemed effective on December 19, 1996 the date on which it was adopted by the Board of Directors. No option may be granted after December 19, 2006. The 1996 Plan will terminate ten (10) years after its effective date, subject to earlier termination by the Board. No Option may be granted under the 1996 Plan after the termination date, but Options previously granted may extend beyond such date.

     NATURE OF OPTIONS. The 1996 Plan provides for the grant of options, which may be non-qualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1996 Plan are not transferable and expire ten (10) years after the date of grant. The per share exercise price of an incentive stock option granted under the 1996 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant.

     EXERCISE OF OPTIONS. The 1996 Plan provides the Committee or the Board of Directors with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Committee or the Board of Directors at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1996 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee. The Board of Directors may, in its sole discretion, financially assist an optionee in the exercise of options by offering loans to the optionee or guaranteeing third party loans to the optionee, the proceeds of which would be used to exercise the options.

     AGREEMENTS. Options granted under the 1996 Plan will be evidenced by agreements consistent with the 1996 Plan in such form as the Board of Directors or the Committee may prescribe. Neither the 1996 Plan nor agreements thereunder confer any right to continued employment upon any Participant.

     AMENDMENTS TO THE 1996 PLAN. The Board of Directors may at any time, and from time to time, amend, modify or terminate any of the provisions of the 1996 Plan, but no amendment, modification or termination shall be made which would impair the rights of a Participant under any agreement theretofore entered into pursuant to an Option grant, without the Participant's consent.

     OUTSTANDING OPTIONS.  No options have been issued under the 1996 Plan.

FEDERAL INCOME TAX CONSIDERATIONS

     The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 1996 Plan. The following discussion does not address state, local or foreign tax consequences.

     If the Plan is approved by the shareholders, a Participant in the 1996 Plan will not recognize taxable income upon the grant or exercise of an incentive stock option except under certain circumstances when the exercise price is paid with already-owned shares of Common Stock that were acquired through the previous exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the Participant generally must be an employee of the Company from the date the incentive stock option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option.

     If shares acquired upon exercise of an incentive stock option are not disposed of by the Participant within two years from the date of grant or within one year after the transfer of such shares to the Participant (the "ISO Holding Period"), then (i) no amount will be reportable as ordinary income with respect to such shares by the Participant or recipient and (ii) the Company will not be allowed a deduction in connection with such incentive stock option or the Common Stock acquired pursuant to the exercise of the incentive stock option. If a sale of such Common Stock occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of tax payable on a long-term capital gain will depend upon the tax rates in effect at the time of the sale. The ability of a Participant to utilize a long-term capital loss will depend upon the Participant's other tax attributes and the statutory limitations on capital loss deductions not discussed herein. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Common Stock acquired may be higher for determining a long-term capital gain or loss for alternative minimum tax purposes.

     A "disqualifying disposition" will result if Common Stock acquired upon the exercise of an incentive stock option (except in the circumstances of a decedent's incentive stock option as described below) is sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition (except in the case of a Participant subject to Section 16 restrictions of the Exchange Act, as noted below), the Participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or
(ii) the amount realized on disposition. If the amount realized on the sale is less than the exercise price, then the Participant will recognize no ordinary income, and the recognized loss will be reportable as a short-term capital loss. The Participant will report as a short-term capital gain, as applicable, any amount recognized in excess of the fair market value on the date of exercise, and the Company will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the Participant. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Common Stock acquired may be higher for determining a short-term capital gain or loss for alternative minimum tax purposes.

     The general rules discussed above are different if the Participant disposes of the shares of Common Stock in a disqualifying disposition in which a loss, if actually sustained, would not be recognized by the Participant. Examples of these dispositions include gifts or sales to related parties such as members of the Participant's family and corporations or entities in which the Participant owns a majority equity interest. In such circumstances, the Participant would recognize ordinary income equal to the difference between the exercise price of the Common Stock and the fair market value of the Common Stock on the date of exercise. The amount of ordinary income would not be limited by the price at which the Common Stock was actually sold by the Participant.

     If the Participant retires or otherwise terminates employment with the Company, other than by reason of death or permanent and total disability, an incentive stock option must be exercised within three months of such termination in order to be eligible for the tax treatment of the incentive stock options described above, provided the ISO Holding Period requirements are met. If a Participant terminates employment because of a permanent and total disability, the incentive stock option will be eligible for such treatment if it is exercised within one year of the date of termination of employment, provided the ISO Holding Period requirements are met. In the event of a Participant's death, the incentive stock option will be eligible for such treatment if exercised by the Participant's legatees, personal representatives or distributees within one year from the date of death, provided that the death occurred while the Participant was employed, within three months of the date of termination of employment or within one year following the date of termination of employment because of permanent and total disability.

     In general, a Participant to whom a nonqualified option is granted will recognize no taxable income at the time of the grant. Upon exercise of a nonqualified option, the Participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the nonqualified option, and the Company will generally be entitled to a deduction equal to the ordinary income recognized by the Participant in the year the participant recognizes ordinary income, subject to the limitations of Section 162(m) of the Code.

     For purposes of the "alternative minimum tax" applicable to individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a nonqualified option. Thus, a Participant must, in the year of option exercise, include the difference between the exercise price and the fair market value of the stock on the date of exercise in alternative minimum taxable income. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income currently, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

     The Company is required to withhold certain income taxes from Participants upon exercises of nonqualified options. The Company will be entitled to a business expense deduction for both financial statement and federal income tax purposes equal to the ordinary income recognized by the Participant in the year the Participant recognizes ordinary income from the exercise of nonqualified options.

     In addition to the foregoing federal tax consequences, the exercise, ultimate sale or other disposition of options by Participants will in most cases be subject to state income taxation.

VOTE REQUIRED

     Assuming a quorum consisting of a majority of the votes entitled to be cast by the holders of the Common Stock and Preferred Stock, collectively (the "Votes"), is present, in person or by proxy, at the Special Meeting, the affirmative vote of the holders of a majority of the Votes present, in person or by proxy, at the Special Meeting, is required to approve the 1996 Plan.

     AAP Holdings, Inc. and Mr. Amedia, who collectively have voting power over a majority in interest of the Votes, have agreed that they will vote FOR approval of the 1996 Plan. Accordingly, it is expected that the 1996 Plan will be approved.


                                 PROPOSAL NO. 2

                   REINCORPORATION OF THE COMPANY IN DELAWARE

GENERAL

     The Company's Board of Directors has approved the reincorporation of the Company as a Delaware corporation (the "Reincorporation") and a related Agreement and Plan of Merger (the "Merger Agreement"). The Reincorporation will be effected by the merger of the Company into

AAP Merger Corporation ("AAPM"). AAPM is a wholly-owned subsidiary of the Company incorporated in Delaware whose principal executive office is located at 1350 Albert Street, Youngstown, Ohio 44505 and whose telephone number is (330) 746-3311. AAPM currently has no operations, but after the merger will undertake the same business as currently conducted by the Company. A copy of the Merger Agreement is attached as Exhibit "2." Stockholders will be asked to approve the Reincorporation and the Merger Agreement at the Special Meeting.

     If the Merger Agreement is duly authorized and adopted by the requisite votes of stockholders and is not terminated and abandoned pursuant to the provisions of the Merger Agreement, a Certificate of Merger shall be filed with the Secretary of State of Delaware, and Articles of Merger shall be filed with the Secretary of State of Utah. The merger and Reincorporation shall be effective immediately upon the aforementioned filings. If approved, the Company expects that the merger and Reincorporation will become effective on a date as soon as practicable after the Special Meeting date (the "Effective Date"). On the Effective Date, the existing stockholders of the Company will become stockholders of AAPM, and the separate legal existence of the Company will terminate. However, the Reincorporation will not result in any substantive change in the Company's business, directors, management, assets, liabilities, net worth, operations or financial statements or any change in the ownership interest of any stockholders of the Company. In addition, on the Effective Date the name of AAPM will be changed to American Architectural Products Corporation ("AAPC"). The proposed merger and Reincorporation may be abandoned, or the Merger Agreement may be amended (with certain exceptions), either before or after stockholder approval has been obtained, if, in the opinion of the Board of Directors, circumstances arise that make such action advisable.

     ADOPTION AND APPROVAL OF THE REINCORPORATION AND THE MERGER AGREEMENT WILL AFFECT CERTAIN RIGHTS OF STOCKHOLDERS. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS ENTIRE INFORMATION STATEMENT AND THE ATTACHMENTS HERETO.


REASONS FOR APPROVAL OF THE MERGER AGREEMENT

The Board of Directors of the Company believes that the Reincorporation is in the best interest of the Company and its stockholders. For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The favorable business corporation laws of Delaware should benefit the Company by allowing it to conduct its affairs in a more flexible and efficient manner. Prior to the Reincorporation, the Company's state of incorporation is Utah. Since neither the Company's principal offices nor any of the Company's employees are located in Utah, the Company has no important ties to or presence in Utah that would make incorporation in Utah convenient for the Company.

     In connection with the proposed merger, the shares of the Company's issued and outstanding Common Stock would be exchanged for 4,860,579 shares of Common Stock of AAPM, certain shares of the Company's Common Stock issuable to Frank Amedia would be exchanged for 171,842 shares of Common Stock of AAPM, and the 1,000,000 issued and outstanding shares of

Preferred Stock would be convertible into 7,548,632 shares of Common Stock of AAPM. The number of authorized shares of Common Stock would be increased to 100 million. As a result, over 85 million shares of Common Stock of AAPM would be available for future issuance. This would provide flexibility for any steps the Company may wish to take in the future relating to possible financing programs, investment opportunities, acquisitions of other companies, stock dividends and other corporate purposes. The Company considers it advisable to have such shares available in order to enable the Company, as the need may arise, to take prompt advantage of favorable opportunities for acquisitions and to have such shares available for other corporate purposes without the delay and expense incident to holding a special meeting of shareholders to increase the authorized capital.

     After considering the advantages and disadvantages of the proposed Reincorporation, including the differences between the Utah Business Corporation Act ("Utah BCA") and the General Corporation Law of the State of Delaware ("Delaware Code"), the Board of Directors has concluded that it is in the best interest of the Company and its stockholders to change its domicile from Utah to Delaware.

CERTAIN CONSEQUENCES OF THE MERGER

     Management after the Merger. Upon effectiveness of the Merger, the board of directors of AAPM will consist of those persons serving on the Board of Directors of the Company immediately prior to the Effective Date of the Merger. The directors will continue to hold office as directors of AAPM for the same term for which they would otherwise serve as directors of the Company and, if appropriate, will be subject to reelection at the 1997 Annual Meeting of Stockholders of AAPM. The individuals serving as executive officers of the Company immediately prior to the Effective Date of the Merger will serve as executive officers of AAPM upon the effectiveness of the Merger.

     Capitalization. The Company's Utah Articles of Incorporation authorizes the Company to issue 50,000,000 shares of common stock, $.01 par value (the "Common Stock"), and 20,000,000 shares of preferred stock, $.001 par value (the "Preferred Stock"). As of December 31, 1996, 48,605,794 shares of Common Stock were issued and outstanding and 1,000,000 shares of Preferred Stock were issued and outstanding.

     Upon effectiveness of the Merger, the authorized Common Stock of the Company will be increased to 100,000,000 shares and the authorized number of shares of Preferred Stock will remain 20,000,000 shares. The relative rights and limitations of the Common and Preferred Stock will remain unchanged after the Merger.

     Reverse Stock Split. The Company has proposed a 10 for 1 reverse stock split in connection with the Merger to ensure that an adequate supply of authorized, unissued shares is available for general corporate needs. If approved, the authorized shares of Common Stock will be available for issue from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of stockholders of the Company will be required, except as provided under Delaware law or the rules of any securities exchange on which the Common Stock of the Company is listed. The availability of additional shares for issue after the reverse stock split, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford the Company greater flexibility in acting upon proposed transactions. The Board of

Directors believes that this is a convenient time to increase the availability of shares of Common Stock for issuance.

     The Company is committed to issue 1,718,422 shares of Common Stock to Mr. Amedia at such time as the Company has a sufficient number of shares of authorized, unreserved and unissued Common Stock and those shares that previously have been reserved for issuance as described above. Issuance by the Company of additional shares of Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing stockholders. In addition, the increase in the authorized Common Stock will result in stockholders having less control over future issuance of Common Stock by the Company.

     Common Stock Options. Unexpired, unexercised outstanding options to purchase Common Stock of the Company will be deemed to be valid options issued by AAPM to purchase shares of Common Stock of AAPM on the same terms and conditions as presently provided, adjusted to reflect the reverse stock split. The Company's existing Stock Option Plan will not be changed in any material respect by the Merger.

     Indebtedness of the Company. All indebtedness of the Company outstanding at the Effective Date of the Merger will be assumed by AAPM in connection with the Merger. To the Company's knowledge, no indebtedness of the Company will be accelerated as a result of the proposed transaction.

     Stock Certificates. Stock certificates of the Company will be deemed to represent a different number of shares of AAPM following the merger. As discussed above, one share of the Company's stock will represent 1/10 of a share of AAPM Common Stock and one share of the Company's Preferred Stock will be convertible into 7.5486324 shares of AAPM Common Stock upon the Effective Date. THEREFORE, IT WILL BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR COMPANY STOCK CERTIFICATES FOR AAPM STOCK CERTIFICATES.

     Regulatory Requirements. To the best of its knowledge, the Company is not required to comply with any federal or state regulatory requirements other than the filing of Articles of Merger and a Certificate of Merger with the Utah Secretary of State and the Delaware Secretary of State, respectively, or to seek any federal or state regulatory approvals in connection with the Merger.

Trading of AAPM Common Stock. The Company's Common Stock is currently quoted on the National Association of Securities Dealers Automated Quotation System OTC Electronic Bulletin Board ("NASDAQ-BB") under the symbol "CEAS". The closing sale price for the Company's Common Stock on October 24, 1996, was $.4375 per share, and the best offer and best bid prices were $.46875 and $.40625, respectively. It is anticipated that AAPC Common Stock will be quoted on NASDAQ-BB under the market symbol CEAS, without interruption, and that NASDAQ-BB will consider the delivery of existing stock certificates of the Company as constituting "good delivery" of shares of AAPM in transactions subsequent to the Merger. The Company intends to apply to list the Common Stock on the Nasdaq National Market or the Nasdaq Small Cap Market under the symbol "AAPC." There is no assurance that the Company will meet the applicable listing requirements.

     Federal Income Tax Consequences. It is anticipated that the Merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by holders of Common Stock of the Company or by the Company or AAPM as a result of the consummation of the Merger. Each former holder of Common Stock of the Company will have the same tax basis in AAPM Common Stock received pursuant to the Merger as he or she has in Common Stock of the Company held by him or her at the Effective Date of the Merger, as adjusted to reflect the reverse stock split. Each stockholder's holding period with respect to such AAPM Common Stock will include the period during which such stockholder held the corresponding Common Stock of the Company, provided the latter is held as a capital asset at the time of consummation of the Merger. THE FOREGOING IS ONLY A SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES AND IS NOT TAX ADVICE. NO RULING FROM THE INTERNAL REVENUE SERVICE AND NO OPINION OF COUNSEL WITH RESPECT TO THE TAX CONSEQUENCES OF THE MERGER HAVE BEEN OR WILL BE OBTAINED BY THE COMPANY. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THE MERGER.

POSSIBLE NEGATIVE CONSEQUENCES OF THE REINCORPORATION

     Notwithstanding the belief of the Board of Directors as to the potential benefits to stockholders of the Reincorporation and the Merger Agreement, stockholders should realize that there may be negative consequences of the Reincorporation and the Merger Agreement. A negative consequence may be payment of higher franchise taxes charged by Delaware, as compared to the lower franchise taxes the Company would pay in Utah. In addition, as previously discussed, the increase in available authorized Common Stock resulting from the Merger Agreement and reverse stock split will allow the Company to issue a greater amount of shares, resulting in stockholders having less control over future stock issuances. Issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing shareholders.

RIGHTS OF STOCKHOLDERS TO DISSENT

     Since the proposed Reincorporation will be conducted through a merger of a parent corporation (the Company) into its wholly-owned subsidiary (AAPM), under Utah law, stockholders of the Company will have the right under Part 13 of the Utah BCA to dissent from the Reincorporation and receive the fair market value of their shares in cash.

     Under Utah law, a holder of the Company's Common Stock or Preferred Stock who desires to dissent from the proposed merger and receive cash payment for the fair value of his or her shares must give the Company, prior to the vote on Proposal No. 2 at the Special Meeting, written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated. Within 10 days after receiving the required stockholder approval for the Merger Agreement, the Company shall send written notice of the approval to those stockholders who dissented and did not vote in favor of the Reincorporation and the Merger Agreement (Proposal No. 2).

     Stockholders who are given a dissenter's notice and wish to assert dissenters' rights must, within 30 days after the date of the dissenters' notice and in accordance with the terms of such notice, cause the Company to receive a payment demand and submit the certificates representing their shares to the Company or the Company's transfer agent as directed in the dissenters' notice. Voting against such proposal, either by proxy or at the meeting, does not fulfill the statutory requirements with respect to notice of his or her intent to demand payment and the required demand for payment. A vote, in person or by proxy, in favor of the proposal to approve the

Reincorporation and the Merger Agreement (Proposal No. 2) constitutes a waiver of appraisal rights. A stockholder giving such notice and making such demand, who did not vote for the proposal to approve the Reincorporation and the Merger Agreement, shall be entitled, if and when the merger is effected, to be paid by the Company the fair value of his or her shares.

     Upon the later of the Effective Date and receipt by the Company of each payment demand, the Company shall pay the fair value of the dissenter's shares, plus interest, to each dissenter who has timely deposited his or her certificates. If the dissenter is dissatisfied with the payment, the dissenter may, within 30 days after the Company made payment for his or her shares, notify the Company in writing of his or her own estimate of the fair value of his or her shares and demand payment of the estimated amount, plus interest, less the payment already made. The dissenter may also deliver such notice to the Company if the Company fails to make payment within 60 days after the deadline to receive payments demands. If a demand for payment remains unresolved, the Company must commence a proceeding within 60 days after receiving the dissenter's payment demand to petition the court to determine the fair value of the shares, including interest. If the Company does not commence such a proceeding within the 60 day period, it must pay each dissenter whose demand remains unresolved the amount demanded.

     The above summary with respect to the rights of the Company and the stockholders to object and demand payment for their shares does not purport to be complete and is qualified in its entirety by reference to the provisions of
Part 13 of the Utah BCA, a copy of which is attached hereto as Exhibit "3."

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF UTAH AND
DELAWARE

     Although it is impractical to note all of the differences between the corporation statutes of Utah and Delaware, the most significant differences in the judgment of the management of the Company are summarized below. The summary is not intended to be complete and reference should be made to the Utah BCA and the Delaware Code.

     Appraisal Rights. Under Utah law, dissenting stockholders are entitled to appraisal rights in connection with the lease, sale, exchange, transfer or other disposition of all or substantially all of the assets of a corporation and in connection with certain amendments to the corporation's articles of incorporation. Stockholders of a Utah corporation being merged into or consolidated with another corporation are also entitled to appraisal rights. In addition, stockholders of a acquiring corporation are entitled to appraisal rights in any merger, combination or other transaction in which such stockholders are entitled to voting rights. Under Delaware law, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the certificate of incorporation.

     Dividends. Utah law prohibits the distribution of dividends if, after a distribution is given effect, the corporation would not be able to pay its debts as they become due in the usual course of business or if the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Like Utah, Delaware law prohibits the distribution of dividends if the capital of the corporation shall have been diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

     Neither the Company nor AAPM has any current plans to pay dividends or make any other distributions on its capital stock. Nevertheless, the difference between the Utah BCA and the Delaware Code with respect to amounts available for dividends or other distributions could conceivably affect future dividends or other distributions, if they are declared.

     Right to Call Special Meetings of Stockholders. Under Utah law, the holders of at least 10% of the outstanding shares of a corporation have the authority to call special meetings of stockholders. Delaware law does not require that stockholders be given the right to call special meetings. The Delaware Bylaws provide, however, that the holders of at least 10% of the outstanding shares of the Company have the authority to call special meetings of stockholders.

     Provisions Affecting Business Combinations/Corporate Control. Delaware has enacted a business combination statute that is contained in Section 203 of the Delaware Code. Utah has no comparable statute. Section 203 provides that any person who acquires 15% or more of a corporation's voting stock (an "Interested Stockholder") many not engage in a wide range of "business combinations" with the corporation for a period of three years unless certain approvals are obtained from the Board of Directors or stockholders. A "business combination" is defined to include: (i) mergers and sales or other dispositions of ten percent or more of the assets of a corporation with or to an interested stockholder; (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries;
(iii) certain transactions which would result in increasing the proportionate share of the stock of the corporation or its subsidiaries owned by the interested stockholder; and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.


     These restrictions do not apply under certain circumstances if the corporation's certificate of incorporation or bylaws contain a provision expressly electing not to be governed by Section 203. The Delaware Certificate and Delaware Bylaws do not contain any provision electing not to be governed by
Section 203 of the Delaware Code. The Board of Directors of the Company believes that the provisions of Section 203 will help ensure that a change in control of the Company does not occur without the consent of the Board of Directors or the stockholders, or both, and will encourage any person who seeks to acquire control of the Company to do so by a negotiated transaction. Because Section 203 of the Delaware Code has not been extensively applied by the courts of Delaware, uncertainties exist concerning the application of this statute to particular situations. Management is not aware of any attempt to acquire the Company by a third party and does not have any current plans to propose any changes to the charter documents or corporate structure of AAPM that would have an anti-takeover purpose or effect.


     In addition, the Utah Code generally disallows the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person," unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest." "Controlling interest" is defined in terms of threshold levels of voting share ownership, which thresholds, whenever each may be crossed, trigger application of the voting bar with respect to the shares newly acquired. Delaware does not have a similar control shares statute.

     Indemnification of Officers and Directors and Advancement of Expenses. Utah and Delaware have similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents for claims against such persons as a result of their position.

     Limitation on Personal Liability of Directors. Delaware corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director of a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Utah BCA provision permitting the adoption of provisions in the articles of incorporation limiting personal liability is similar to Delaware's, but differs in one major respect. While the Delaware provision does not permit limitation of liability for breach of duty of loyalty, the Utah counterpart does not contain this exception.

CERTAIN DIFFERENCES BETWEEN CHARTER AND BYLAWS OF THE COMPANY AND AAPM

     Upon completion of the Merger, the Delaware Certificate and the Delaware Bylaws will become the charter and bylaws of the surviving corporation. The Delaware Certificate will contain provisions relating to indemnification of directors and limitation of liability that reflect current Delaware law, whereas the Utah Articles contain no similar provisions relating to Utah law. The Delaware Certificate will contain no provision concerning the voidability of interested transactions, whereas the Utah Articles provide that interested transactions shall not be void or voidable if the relationship is disclosed to the Board of Directors or the stockholders or if the transaction is fair and reasonable to the Company. The Delaware Certificate, unlike the Utah Articles, contains a provision limiting the personal liability of directors.

     In order for the Company's stockholders to call a special meeting of stockholders, the Utah Bylaws require holders of at least 50% of the outstanding shares to request such a meeting, whereas the Delaware Bylaws only require holders of at least 10% of the outstanding shares to request the same. To act without a meeting, the Utah Bylaws require the unanimous written consent to the action to be taken by the Board of Directors or the stockholders, as applicable. The Delaware Bylaws also require the unanimous consent of the directors to act without a meeting of the Board of Directors, but in the case of action by the stockholders without a meeting, the Delaware Bylaws require only the written consent of the holders of outstanding stock having not less than the number of votes that would have been necessary to authorize such action at a meeting at which all shares entitled to vote were present and voted. The Delaware Bylaws provide for the removal of directors with or without cause in accordance with Delaware law. The Utah Bylaws do not provide for the removal of directors; however, Utah law permits the removal of directors with or without cause by the stockholders. Unlike the Utah Bylaws, which authorize only the Board of Directors to amend the Bylaws, the Delaware Bylaws provide that they may be amended by the holders of a majority of outstanding shares.

     The Delaware Certificate of Incorporation and Delaware Bylaws are attached hereto as Exhibits "4" and "5", respectively. Copies of the Utah Articles and Utah Bylaws are available for inspection by stockholders upon request to the Secretary of the Company.

ABANDONMENT OR AMENDMENT OF THE REINCORPORATION

     Article IV of the Merger Agreement permits the boards of directors of the Company and AAPM to terminate the merger by mutual consent, whether it be before or after approval of the Reincorporation by the Company's stockholders. In addition, the Company and AAPM may by written agreement amend, modify or supplement any provision of the Merger Agreement, provided that an amendment made subsequent to approval of the Reincorporation by the Company's stockholders shall not, without the subsequent approval of the Company's stockholders, (a) alter or change the amount or kind of securities or rights to be received for or on conversion of all or any of the shares of capital stock of the Company or AAPM, (b) alter or change any material term of the Certificate of Incorporation of AAPM, or (c) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the stockholders of the Company or AAPM. The Company is not aware of, and does not contemplate, any circumstances that would cause the Company to abandon or amend the terms of the proposed Reincorporation.

     Approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding Votes of the Company. AAP Holdings, Inc. and Mr. Amedia, who collectively have voting power over a majority in interest of the Votes, have agreed that they will vote FOR approval of the Reincorporation and the Agreement and Plan of Merger. Accordingly, it is expected that the Reincorporation and the Agreement and Plan of Merger will be approved.


                                  OTHER MATTERS

INDEPENDENT AUDITORS


     Effective as of February 17, 1997, the Company engaged BDO Seidman LLP as the Company's independent auditors. Representatives of that firm are expected to be present at the Special Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions. Semple & Cooper, P.L.C. had previously served as the Company's independent auditors.


                                 OTHER BUSINESS

     The Special Meeting is being held for the purposes set forth in the Notice that accompanies this Information Statement. The Board of Directors is not presently aware of any business to be transacted at the Special Meeting other than as set forth in such Notice.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    David McKelvey, Secretary

Youngstown, Ohio
February 21, 1997

                                                                       EXHIBIT 1

                            FORTE COMPUTER EASY, INC.


                             1996 STOCK OPTION PLAN

                            -------------------------


            1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility to provide successful management of the Company's business, to provide additional incentive to the Employees of the Company, and to promote the success of the Company's business through the grant of options to purchase shares of the Company's Common Stock.

                Options granted hereunder may be either "Incentive Stock Options," as defined in Section 422 of the Code, or "Non-Statutory Stock Options," at the discretion of the Board and as reflected in the terms of the written option agreement.

            2. Definitions. As used herein, the following definitions shall apply:

                (a) "Board" shall mean the Board of Directors of the Company or the Committee, if one has been appointed.

                (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                (c) "Common Stock" shall mean the $0.01 par value common stock of the Company described in the Company's Articles of Incorporation, as amended.

                (d) "Company" shall mean Forte Computer Easy, Inc., a Utah corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

                (e) "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                (f) "Director" shall mean a member of the Board.

                (g) "Employee" shall mean any person, including officers and directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                (h) "Exchange Act" shall mean the Securities Exchange Act of
            1934, as amended.

                (i) "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be the mean of the bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the Common Stock is listed on the New York Stock Exchange, the American Stock Exchange or The Nasdaq National Market, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.

                (j) "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                (k) "Non-Statutory Option" shall mean all Options which are not
            Incentive Stock Options.

                (l) "Option" shall mean a stock option granted under the Plan.

                (m) "Optioned Stock" shall mean the Common Stock subject to an
            Option.

                (n) "Optionee" shall mean an Employee or Director of the Company who has been granted one or more Options.

                (o) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (p) "Plan" shall mean this Stock Option Plan.

                (q) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                (r) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                (s) "Tax Date" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option.

            3. Common Stock Subject to the Plan. Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan shall be equal to 10% of the Shares of Common Stock issued and outstanding from time to time, but which maximum aggregate number of Shares which may be optioned and sold under the Plan shall in no event exceed 10,000,000 shares of Common Stock. The Shares which may be optioned and sold under the Plan may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in treasury.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall, unless the Plan shall have been terminated, be available for future grants of Options.

            4.    Administration of the Plan.

                  (a)   Procedure.

                        (i) The Board shall administer the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more "Non-Employee Directors" to administer the Plan on behalf of the Board, in accordance with Rule 16b-3 under the Exchange Act.

                        (ii) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor or fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the Committee not to satisfy the requirements of Rule 16b-3 under the Exchange Act.

                        Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Section 4.

                  (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, and to grant Non-Statutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Directors and Employees to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (x) to accept or reject the election made by an Optionee pursuant to Section 17 of the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

            5.  Eligibility.

                (a) Consistent with the Plan's purposes, Options may be granted only to Directors and key Employees of the Company as determined by the Board. An Optionee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. Incentive Stock Options may be granted only to those Employees who meet the requirements applicable under Section 422 of the Code.

                (b) With respect to Incentive Stock Options granted under the Plan, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000).

                The Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

            6. Board Approval and Effective Date. The Plan shall take effect on December 19, 1996, the date on which the Board approved the Plan. No Option may be granted after December 19, 2006 (ten (10) years from the effective date of the Plan); provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled.

            7. Term of Option. Unless otherwise provided in the Stock Option Agreement, the term of each Option shall be ten (10) years from the date of grant thereof. In no case shall the term of any Incentive Stock Option exceed ten (10) years from the date of grant thereof. Notwithstanding the above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("Ten Percent Shareholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

            8.  Exercise Price and Payment.

                (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Board, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per share on the date of grant; provided, further, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Shareholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                (b) Payment. The price of an exercised Option and any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

                (i) In United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

                (ii) At the discretion of the Board, through the delivery of shares of Common Stock, with an aggregate Fair Market Value, equal to the option price; or

                (iii) By a combination of (i) and (ii) above; or

                (iv)  In the manner provided in subsection (c) below.

                    The Board shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate. With respect to Non-Statutory Options, at the election of the Optionee pursuant to Section 16, the Company may satisfy its withholding obligations by retaining such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value on the exercise date equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

                (c) Financial Assistance to Optionees. The Board may assist
            Optionees in paying the exercise price of Options granted under this Plan in the following manner:

                    (i) The extension of a loan to the Optionee by the Company; or

                (ii) A guaranty by the Company of a loan obtained by the Optionee from a third party.

                    The terms of any loans, installment payments or guarantees, including the interest rate and terms of repayment, and collateral requirements, if any, shall be determined by the Board, in its sole discretion. Subject to applicable margin requirements, any loans, installment payments or guarantees authorized by the Board pursuant to the Plan may be granted without security, but the maximum credit available shall not exceed the exercise price for the Shares for which the Option is to be exercised, plus any federal and state income tax liability incurred in connection with the exercise of the Option.

            9.  Exercise of Option.

                (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the

Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b) Termination of Status as an Employee. Unless otherwise provided in a Stock Option Agreement relating to an Option that is not an Incentive Stock Option, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board, death or disability, then the Option, to the extent not exercised, shall cease on the date on which Employee's employment by the Company is terminated. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board, then the Employee may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                (c) Disability. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, notwithstanding the provisions of Section 8(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as it is determined by the Board) from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                (d) Death of Optionee. Unless otherwise provided in an Option Agreement relating to an Option, if Optionee dies during the term of the Option and is at the time of his death an Employee of the Company who shall have been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within one (1) year following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that Optionee was entitled to exercise the Option on the date of death. To the extent that Optionee was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            10. Non-transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, or pursuant to a "qualified domestic relations order" under the Code and the Employee Retirement Income Security Act of 1974, as amended, and may be exercised, during the lifetime of the Optionee, only by the Optionee.

            11. Adjustments upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and the price per Share covered by each such outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. However, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option shall not be adjusted for any increase or decrease in the number of issued shares resulting from any of the foregoing actions. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of Shares subject to an Option.

                In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice (but not later than the expiration of the term of the Option under the Option Agreement), and the Option will terminate upon the expiration of such period.

            12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

            13. Amendment and Termination of the Plan.

                (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Shares of the Company entitled to vote:

                     (i) Any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

                     (ii) Any change in the designation of the class of employees eligible to be granted Options; or

                     (iii) If the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

                (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

            14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired on the exercise of an Option by sale or exchange (a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

            15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

            16. Option Agreement. Options shall be evidenced by written Stock Option Agreements in such form as the Board shall approve.

            17. Withholding Taxes. Subject to Section 4(b)(x) of the Plan and prior to the Tax Date, the Optionee may make an irrevocable election to have the Company withhold from those Shares that would otherwise be received upon the exercise of any Non-Statutory Stock Option, a number of Shares having a Fair Market Value equal to the minimum amount necessary to satisfy the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such Option by the Optionee.

            18. Miscellaneous Provisions.

                (a) Plan Expense. Any expenses of administering this Plan shall be borne by the Company.

                (b) Use of Exercise Proceeds. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

                (c) Construction of Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Nevada and where applicable, in accordance with the Code.

                (d) Taxes. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Employee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

                (e) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on her or his own behalf.

                  (f) Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

                                                                       EXHIBIT 2


                          AGREEMENT AND PLAN OF MERGER


      AGREEMENT AND PLAN OF MERGER, dated this 21st day of February, 1997, pursuant to Section 252 of the General Corporation Law of the State of Delaware and Section 16-10a-1101 of the Utah Business Corporation Act, between Forte Computer Easy, Inc., a Utah corporation, and AAP Merger Corporation, a Delaware corporation (hereinafter referred to as the "Constituent Corporations").

      WITNESSETH that:

      WHEREAS, all of the Constituent Corporations desire to merge into a single corporation; and

      WHEREAS, said AAP Merger Corporation, a corporation organized under the laws of the State of Delaware had its Certificate of Incorporation filed in the office of the Secretary of State of Delaware on February 21, 1997, and recorded in the office of the Recorder of Deeds for the County of New Castle and has an authorized capital stock consisting of one hundred million (100,000,000) shares of common stock, $.001 par value and twenty million (20,000,000) shares of preferred stock, $.001 par value, amounting in the aggregate to One Hundred Twenty Thousand Dollars ($120,000) of which stock one (1) share is now issued and outstanding and such share shall be cancelled; and

      WHEREAS, said Forte Computer Easy, Inc. had its Articles of Incorporation filed in the office of the Secretary of State of Utah on October 27, 1980, and has an authorized capital stock consisting of fifty million (50,000,000) shares of common stock, $.01 par value, amounting in the aggregate to Five Hundred Thousand Dollars ($500,000) and twenty million (20,000,000) shares of preferred stock, $.01 par value, of which stock one million (1,000,000) shares of such preferred stock and forty-eight million six hundred five thousand seven hundred and ninety-four (48,605,794) shares of such common stock are now issued and outstanding; and

      WHEREAS, the registered office of said AAP Merger Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, and the name of its registered agent at such address is The Corporation Trust Company. The registered office of Forte Computer Easy, Inc. in the State of Utah is located at 50 West Broadway, 8th Floor in the City of Salt Lake City, County of Salt Lake, and the name of its registered agent at such address is CT Corporation System.

      NOW, THEREFORE, the Constituent Corporations, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:

      FIRST: AAP Merger Corporation hereby merges into itself Forte Computer Easy, Inc. and said Forte Computer Easy, Inc. hereby is merged into AAP Merger Corporation, which shall be the surviving corporation.

      SECOND: The Certificate of Incorporation of AAP Merger, Inc. shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger and is amended as follows:

            1. The name of the corporation is: American Architectural Products Corporation.

      THIRD: The manner of converting the outstanding shares of the capital stock of each of the Constituent Corporations into the shares or other securities of the surviving corporation shall be as follows:

            (a) Each share of common stock of the surviving corporation, which shall be issued and outstanding on the effective date of this Agreement, shall be cancelled.

            (b) Each share of common stock of the merged corporation which shall be outstanding on the effective date of this Agreement, and all rights in respect thereof shall forthwith be changed and converted into one-tenth (.1) of a share of common stock of the surviving corporation.

            (c) Each share of preferred stock of the merged corporation which shall be outstanding on the effective date of this Agreement, and all rights in respect thereof, shall forthwith be changed and converted into 7.5486324 shares of common stock of the surviving corporation.

            (d) After the effective date of this Agreement each holder of an outstanding certificate representing shares of common stock of the merged corporation shall surrender the same to the surviving corporation and each such holder shall be entitled upon such surrender to receive the number of shares of common stock of the surviving corporation on the basis provided herein. Until so surrendered the outstanding shares of the stock of the merged corporation to be converted into the stock of the surviving corporation as provided herein, may be treated by the surviving corporation for all corporate purposes as evidencing the ownership of shares of the surviving corporation as though said surrender and exchange had taken place. After the effective date of this Agreement each registered owner of any uncertificated shares of common stock of the merged corporation shall have said shares cancelled and said registered owner shall be entitled to the number of common shares of the surviving corporation on the basis provided herein.

            (e) After the effective date of this Agreement each holder of an outstanding certificate representing shares of preferred stock of the merged corporation shall surrender the same to the surviving corporation and each such holder shall be entitled upon such surrender to receive the number of shares of common stock of the surviving corporation on the basis provided herein. Until so surrendered the outstanding shares of the stock of the merged corporation to be converted into the stock of the surviving corporation as provided herein, may be treated by the surviving corporation for all corporate purposes as evidencing the ownership of shares of the surviving corporation as though said surrender and exchange had taken place. After the effective date of this Agreement each registered owner of any uncertificated shares of preferred stock of the merged corporation shall have said shares cancelled and said registered owner shall be entitled to the number of common shares of the surviving corporation on the basis provided herein.

      FOURTH:  The terms and conditions of the merger are as follows:

            (a) The Bylaws of the surviving corporation as they shall exist on the effective date of this Agreement shall be and remain the Bylaws of the surviving corporation until the same shall be altered, amended or repealed as therein provided.

            (b) The directors and officers of the surviving corporation shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

            (c) This merger shall become effective upon filing with the Secretary of State of Delaware and the Secretary of the State of Utah.

            (d) Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of the merged corporation shall be transferred to, vested in and devolve upon the surviving corporation without further act or deed and all property, rights, and every other interest of the surviving corporation and the merged corporation shall be as effectively the property of the surviving corporation as they were of the surviving corporation and the merged corporation respectively. The merged corporation hereby agrees from time to time, as and when requested by the surviving corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the merged corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the merged corporation and the proper officers and directors of the surviving corporation are fully authorized in the name of the merged corporation or otherwise to take any and all such action.

            (e) The surviving corporation may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Forte Computer Easy, Inc. as well as for enforcement of any obligation of the surviving corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of Section 262 of Title 8 of the Delaware Code of 1953; and it does hereby irrevocably appoint the Secretary of State of Delaware as its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of Delaware is 1350 Albert Street, Youngstown, Ohio 44505 until the surviving corporation shall have hereafter designated in writing to the said Secretary of State a different address for such purpose. Service of such process may be made by personally delivering to and leaving with the Secretary of State of Delaware duplicate copies of such process, one of which copies the Secretary of State of Delaware shall forthwith send by registered mail to said AAP Merger Corporation at the above address.

      FIFTH: Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned by mutual consent of the Boards of Directors of any constituent corporation at any time prior to the date of filing the Agreement with the Secretary of State. This Agreement may be amended by the Board of Directors of its constituent corporations at any time prior to the date of filing the agreement with the Secretary of State, provided that an amendment made subsequent to the adoption of the Agreement by the stockholders of any constituent corporation shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such constituent corporation, (2) alter or change any term of the Certificate of Incorporation of the surviving corporation to be effected by the merger, or (3) alter or change any of the terms and conditions of the Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such constituent corporation.

      IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolution adopted by their respective Boards of Directors have caused these presents to be executed by the President or Vice-President or Chairman of the Board of Directors and attested by the Secretary of each party hereto as the respective act, deed and agreement of said corporations on this 21st day of February, 1997.

                                          FORTE COMPUTER EASY, INC.



                                          By  /s/ Frank J. Amedia
                                              -------------------
                                              Frank J. Amedia
                                              President


ATTEST:


By  /s/ David S. McKelvey
    ---------------------
    David S. McKelvey
    Secretary
                                          AAP MERGER CORPORATION

                                          By /s/ Frank J. Amedia
                                             -------------------
                                             Frank J. Amedia
                                             President




ATTEST:


By /s/ David S. McKelvey
   ---------------------
   David S. McKelvey
   Secretary

                                                                       EXHIBIT 3


                           PART 13. DISSENTERS' RIGHTS

      16-10a-1301 DEFINITIONS.--For purposes of Part 13:

      (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

      (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

      (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

      (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

      (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

      (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

      (7) "Shareholder" means the record shareholder or the beneficial shareholder.

      16-10a-1302 RIGHT TO DISSENT.--(1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

      (a) consummation of a plan of merger to which the corporation is a party if:

      (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

      (ii) the corporation is a subsidiary that is merged with its parent under
Section 16-10a-1104;

      (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

      (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

      (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

      (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

      (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

      (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

      (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

      (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

      (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

      (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

      (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

      (c) cash in lieu of fractional shares; or

      (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

      (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

      16-10a-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.--(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

      (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

      (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

      (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

      (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.


      16-10a-1320 NOTICE OF DISSENTERS' RIGHTS.--(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

      (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this past, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

      16-10a-1321 DEMAND FOR PAYMENT--ELIGIBILITY AND NOTICE OF IN-TENT.--(1) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

      (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

      (b)   may not vote any of his shares in favor of the proposed action.

      (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

      (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

      (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

      16-10a-1322 DISSENTERS' NOTICE.--(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

      (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16- 10a-1302, and shall:

      (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

      (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

      (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

      (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

      (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

      (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

      (g)   be accompanied by a copy of this part.

      16-10a-1323 PROCEDURE TO DEMAND PAYMENT.--(1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

      (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;

      (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

      (c) if required by the corporation in the dissenters' notice described in
Section 16-10a- 1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under
Section 16-10a-1302.

      (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

      (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

      16-10a-1324 UNCERTIFICATED SHARES.--(1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

      (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

      16-10a-1325 PAYMENT.--(1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a- 1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenters' shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

      (2)   Each payment made pursuant to Subsection (1) must be accompanied by:

      (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

      (B)   an income statement for that year;

      (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

      (D)   the latest available interim financial statements, if any;

      (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

      (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

      (c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and

      (d)   a copy of this part.

      16-10a-1326 FAILURE TO TAKE ACTION.--(1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

      (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

      16-10a-1327 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED
AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.--(1) A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1302, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights AQUIRED beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of the demand.

      (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

      16-10a-1328 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH
PAYMENT OFFER.--(1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

      (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

      (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

      (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

      (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(1) within 30 days after the corporation made or offered payment for his shares.

      16-10a-1330 JUDICIAL APPRAISAL OF SHARES--COURT ACTION.--(1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

      (2) The corporation shall commence the proceeding described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

      (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

      (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

      (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

      (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

      16-10a-1331 COURT COSTS AND COUNSEL FEES.--(1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.

      (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or

      (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

      (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                                                       EXHIBIT 4


                          CERTIFICATE OF INCORPORATION

                                       OF

                             AAP MERGER CORPORATION


      1.    The name of the corporation is:  AAP Merger Corporation.

      2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

      3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

      4. The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred twenty million (120,000,000), divided into one hundred million (100,000,000) shares of common stock of the par value of $0.001 per share and twenty million (20,000,000) shares of preferred stock of the par value of $0.001 per share.

            As to the preferred stock of the Corporation, the power to issue any shares of preferred stock of any class or any series of any class and designations, voting powers, preferences, and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions thereof, shall be determined by the Board of Directors.

            Cumulative voting as provided for by Section 214 of Title 8 of the Delaware Code shall not apply to this Corporation.

            Preemptive rights as provided for by Section 102(b)(3) of Title 8 of the Delaware Code shall not be granted and are hereby expressly denied.

      5.    The name and mailing address of the sole incorporator is:


                  NAME                                MAILING ADDRESS

            Frank J. Amedia                     c/o Forte Computer Easy, Inc.
                                                    1350 Albert Street
                                                    Youngstown, Ohio  44505

      6. The total number of Directors constituting the full Board of Directors shall be not less than five (5) nor more than fifteen (15) and the Board of Directors shall have sole authority to determine the number of Directors serving on the Board, and may increase or decrease the exact number of Directors from time to time by resolution duly adopted by such Board. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

      7.    The Corporation shall have perpetual existence.

      8. The Corporation shall be managed by the Board of Directors, which shall exercise all powers conferred under the laws of the State of Delaware. The Board of Directors shall have authority to make, alter or repeal the Bylaws of the Corporation.

      9. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

      10. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books and records of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors.

      11. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that nothing contained herein shall eliminate or limit the liability of a director of the Corporation to the extent provided by applicable laws (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) for authorizing the payment of a dividend or repurchase of stock, or (iv) for any transaction from which the director derived an improper personal benefit. The limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director's term or terms of office.

      12. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

      The undersigned, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do hereby declare and certify that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 20th day of February, 1997.


                                                        /s/ Frank J. Amedia
                                                        --------------------
                                                            INCORPORATOR

                                                                       EXHIBIT 5



                                     BYLAWS

                                       OF

                             AAP MERGER CORPORATION


                                    ARTICLE I

                                     OFFICES

1.    Registered Office.

      The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

2.    Other Offices.

      The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

1.    Annual Meeting.

      The annual meeting of the stockholders shall be held at such date and time as the Board of Directors shall determine, for the purpose of electing Directors and for the transaction of such other business as may properly come before the meeting. If the election of Directors is not held on the day designated herein for any annual meeting of the stockholders, or any adjournment thereof, the Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as convenient.

2.    Special Meetings.

      Special meetings of the stockholders may be called for any purpose or purposes at any time by the Board of Directors, Chairman of the Board, the President or any member of the Executive Committee (if any), and shall be called by the Chairman of the Board or the President at the request of the holders of not less than one-tenth (1/10) of all outstanding stock of the Corporation entitled to vote at such meeting, or otherwise as provided by the Delaware General Corporation Law and Section 12 of Article III of these Bylaws. Such request shall state the purpose or purposes of the proposed meeting.

3.    Place of Meetings.

      Annual and special meetings of the stockholders shall be held at the principal office of the Corporation, unless otherwise specified in the notice calling any such meeting, or in the event of a waiver of notice of such meeting, in such waiver of notice.

4.    Notice of Meeting.

      Written notice stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. Notice may be delivered either personally, by first class, certified or registered mail or by electronic or facsimile transmission, by an officer of the Corporation at the direction of the person or persons calling the meeting. If mailed, notice shall be deemed to be delivered when mailed to the stockholders at his or her address as it appears on the stock transfer books of the Corporation. Notice need not be given of an adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, provided that such adjournment is for less than thirty (30) days and further provided that a new record date is not fixed for the adjourned meeting, in either of which events, written notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. A written waiver of notice, whether given before or after the meeting to which it relates, shall be equivalent to the giving of notice of such meeting to the stockholder or stockholders signing such waiver. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

5.    Fixing Date for Determination of Stockholders Record.

      In order that the Corporation may determine the stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix in advance a record date, which shall not be more than sixty
(60) nor less than ten (10) days prior to the date of such meeting or such action, as the case may be. If the Board has not fixed a record date for determining the stockholders entitled to notice of and to vote at a meeting of stockholders, the record date shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If the Board has not fixed a record date for determining the stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, the record date shall be the day on which the first written consent is expressed by any stockholder. If the Board has not fixed a record date for determining stockholders for any other purpose, the record date shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

6.    Record of Stockholders.

      The Secretary or other officer having charge of the stock transfer books of the Corporation shall make, or cause to be made, at least ten (10) days before every meeting of stockholders, a complete record of the stockholders entitled to vote at a meeting of stockholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

7.    Quorum and Manner of Acting.

      At any meeting of the stockholders, the presence, in person or by proxy, of the holders of a majority of the outstanding stock entitled to vote shall constitute a quorum. All shares represented and entitled to vote on any single subject matter which may be brought before the meeting shall be counted for quorum purposes. Only those shares entitled to vote on a particular subject matter shall be counted for the purpose of voting on that subject matter. Business may be conducted once a quorum is present and may continue to be conducted until adjournment sine die, notwithstanding the withdrawal or temporary absence of stockholders leaving less than a quorum. Except as otherwise provided in the Delaware General Corporation Law, at any meeting which is adjourned and subsequently reconvened, the affirmative vote of the holders of a majority of the shares of stock then represented at the meeting and entitled to vote thereat shall be the act of the stockholders; provided, however, that if the shares of stock so represented are less than the number required to constitute a quorum, the affirmative vote must be such as would constitute a majority if a quorum were present, except that the affirmative vote of the holders of a majority of the shares of stock then present is sufficient in all cases to adjourn a meeting.

8.    Voting of Shares of Stock.

      Each stockholder shall be entitled to one vote or corresponding fraction thereof for each share of stock or fraction thereof standing in his, her or its name on the books of the Corporation on the record date. A stockholder may vote either in person or by proxy executed in writing by the stockholder or by his, her or its duly authorized attorney in fact, but no such proxy shall be voted or acted upon after three (3) years from the date of its execution unless the proxy provides for a longer period. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, when held by it in a fiduciary capacity. Shares of stock standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the board of directors of such other corporation may determine. Unless demanded by a stockholder present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or unless so directed by the chairman of the meeting, the vote thereat on any question need not be by ballot. If such demand or direction is made, a vote by ballot shall be taken, and each ballot shall be signed by the stockholder voting, or by his or her proxy, and shall state the number of shares voted.

9.    Organization.

      At each meeting of the stockholders, the Chairman of the Board, or, if he or she is absent therefrom, the President, or, if he or she is absent therefrom, another officer of the Corporation chosen as chairman of such meeting by stockholders holding a majority of the shares present in person or by proxy and entitled to vote thereat, or, if all the officers of the Corporation are absent therefrom, a stockholder of record so chosen, shall act as chairman of the meeting and preside thereat. The Secretary, or, if he or she is absent from the meeting or is required pursuant to the provisions of this Section 9 to act as chairman of such meeting, the person (who shall be an Assistant Secretary, if any and if present) whom the chairman of the meeting shall appoint shall act as secretary of the meeting and keep the minutes thereof.

10.   Order of Business.

      The order of business at each meeting of the stockholders shall be determined by the chairman of such meeting, but the order of business may be changed by the vote of stockholders holding a majority of the shares present in person or by proxy at such meeting and entitled to vote thereat.

11.   Voting.

      At all meetings of stockholders, each stockholder entitled to vote thereat shall have the right to vote, in person or by proxy, and shall have, for each share of stock registered in his, her or its name, the number of votes provided by the Certificate of Incorporation in respect of stock of such class. Stockholders shall not have cumulative voting rights with respect to the election of Directors.

12.   Action By Stockholders Without a Meeting.

      Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the number of votes that would have been necessary to authorize such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of the taking of any such action shall be given to any such stockholders entitled to vote who have not so consented in writing.

                                   ARTICLE III

                               BOARD OF DIRECTORS

1.    General Powers.

      The business and affairs of the Corporation shall be managed by the Board of Directors.

2.    Number, Term of Office and Qualifications.

      Subject to the requirements of the Delaware General Corporation Law, the Board of Directors may from time to time determine the number of Directors. Until the Board shall otherwise determine, the number of Directors shall be that number comprising the initial Board as set forth in the Certificate of Incorporation. Each Director shall hold office until his or her successor is duly elected or until his or her earlier death or resignation or removal in the manner hereinafter provided. Directors need not be stockholders.

3.    Place of Meeting.

      The Board of Directors may hold its meetings at such place or places as it may from time to time by resolution determine or as shall be designated in any notices or waivers of notice thereof. Any such meeting, whether regular or special, may be held by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such manner shall constitute presence in person at such meeting.

4.    Annual Meetings.

      As soon as practicable after each annual election of Directors and on the same day, the Board of Directors shall meet for the purpose of organization and the transaction of other business at the place where regular meetings of the Board of Directors are held, and no notice of such meeting shall be necessary in order to legally hold the meeting, provided that a quorum is present. If such meeting is not held as provided above, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for a special meeting of the Board of Directors, or in the event of waiver of notice as specified in the written waiver of notice.

5.    Regular Meetings.

      Regular meetings of the Board of Directors may be held without notice at such times as the Chairman of the Board, the President or any member of the Executive Committee (if any) shall determine.

6.    Special Meetings; Notice.

      Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, any member of the Executive Committee (if any) or a majority of the Directors at the time in office. Notice shall be given, in the manner hereinafter provided, of each such special meeting, which notice shall state the time and place of such meeting, but need not state the purposes thereof. Except as otherwise provided in Section 7 of this Article III, notice of each such meeting shall be mailed to each Director, addressed to him or her at his or her residence or usual place of business, at least two (2) days before the day on which such meeting is to be held, or shall be sent addressed to him or her at such place by telegraph, cable, wireless or other form of recorded communication or delivered personally or by telephone not later than the day before the day on which such meeting is to be held. A written waiver of notice, whether given before or after the meeting to which it relates, shall be equivalent to the giving of notice of such meeting to the Director or Directors signing such waiver. Attendance of a Director at a special meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except when he or she attends the meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

7.    Quorum and Manner of Acting.

      A majority of the whole Board of Directors shall be present in person at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting, and except as otherwise specified in these Bylaws, and except also as otherwise expressly provided by the Delaware General Corporation Law, the vote of a majority of the Directors present at any such meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum from any such meeting, a majority of the Directors present thereat may adjourn such meeting from time to time to another time or place, without notice other than announcement at the meeting, until a quorum shall be present thereat. The Directors shall act only as a Board and the individual Directors shall have no power as such.

8.    Organization.

      At each meeting of the Board of Directors, the Chairman of the Board of Directors, or, if he or she is absent therefrom, the President, or if he or she is absent therefrom, a Director chosen by a majority of the Directors present thereat, shall act as chairman of such meeting and preside thereat. The Secretary, or if he or she is absent, the person (who shall be an Assistant Secretary, if any and if present) whom the chairman of such meeting shall appoint, shall act as Secretary of such meeting and keep the minutes thereof.

9.    Action by Directors Without a Meeting.

      Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by all Directors and such consent is filed with the minutes of the proceedings of the Board of Directors.

10.   Resignations.

      Any Director may resign at any time by giving written notice of his or her resignation to the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective is not specified therein, it shall take effect immediately upon its receipt by the Chairman of the Board, the President or the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

11.   Removal of Directors.

      Directors may be removed, with or without cause, as provided from time to time by the Delaware General Corporation Law as then in effect.

12.   Vacancies.

      Vacancies and newly created directorships resulting from any increase in the authorized number of Directors elected by the stockholders having the right to vote as a single class may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. If at any time, by reason of death or resignation or other cause, the Corporation has no Directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, may call a special meeting of stockholders for the purpose of filling vacancies in the Board of Directors. If one or more Directors shall resign from the Board of Directors, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office as provided in this section in the filling of other vacancies.

13.   Compensation.

      Unless otherwise expressly provided by resolution adopted by the Board of Directors, no Director shall receive any compensation for his or her services as a Director. The Board of

Directors may at any time and from time to time by resolution provide that the Directors shall be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. In addition, the Board of Directors may at any time and from time to time by resolution provide that Directors shall be paid their actual expenses, if any, of attendance at each meeting of the Board of Directors. Nothing in this section shall be construed as precluding any Director from serving the Corporation in any other capacity and receiving compensation therefor, but the Board of Directors may by resolution provide that any Director receiving compensation for his or her services to the Corporation in any other capacity shall not receive additional compensation for his or her services as a Director.

                                   ARTICLE IV

                                    OFFICERS

1.    Number.

      The Corporation shall have the following officers: a Chairman of the Board (who shall be a Director), a President, a Secretary and a Treasurer. At the discretion of the Board of Directors, the Corporation may also have Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and such other officers as the Board of Directors may from time to time determine. Any two or more offices may be held by the same person.

2.    Election and Term of Office.

      The officers of the Corporation shall be elected annually by the Board of Directors. Each such officer shall hold office until his or her successor is duly elected or until his or her earlier death or resignation or removal in the manner hereinafter provided.

3.    Agents.

      In addition to the officers mentioned in Section 1 of this Article IV, the Board of Directors may appoint such agents as the Board of Directors may deem necessary or advisable, each of which agents shall have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine. The Board of Directors may delegate to any officer or to any committee the power to appoint or remove any such agents.

4.    Removal.

      Any officer may be removed, with or without cause, at any time by resolution adopted by a majority of the Board of Directors.

5.    Resignations.

      Any officer may resign at any time by giving written notice of his or her resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the times specified therein, or, if the time when it shall become effective is not specified therein, it shall take effect immediately upon its receipt by the Board of Directors, the Chairman of the Board, the President or the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

6.    Vacancies.

      A vacancy in any office due to death, resignation, removal, disqualification or any other cause may be filled for the unexpired portion of the term thereof by the Board of Directors.

7.    Chairman of the Board.

      The Chairman of the Board shall be the chief executive officer of the Corporation and shall have, subject to the control of the Board, general and active supervision and direction over the business and affairs of the Corporation and over its several officers. The Chairman of the Board shall: (a) preside at all meetings of the stockholders and at all meetings of the Board;
(b) make a report of the state of the business of the Corporation at each annual meeting of the stockholders; (c) see that all orders and resolutions of the Board are carried into effect; (d) sign, with the Secretary or an Assistant Secretary, certificates for stock of the Corporation; (e) have the right to sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing, execution or delivery thereof is expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation or where any of them are required by law otherwise to be signed, executed or delivered; and (f) have the right to cause the corporate seal, if any, to be affixed to any instrument which requires it. In general, the Chairman of the Board shall perform all duties incident to the office of the Chairman of the Board and such other duties as from time to time may be assigned to him or her by the Board.

8.    President.

      The President shall have, subject to the control of the Board and the Chairman of the Board, general and active supervision and direction over the business and affairs of the Corporation and over its several officers. At the request of the Chairman of the Board, or in case of his or her absence or inability to act, the President shall perform the duties of the Chairman of the Board and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board. He may sign, with the Secretary or an Assistant Secretary, certificates for stock of the Corporation. He may sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing, execution or delivery thereof is expressly delegated by the Board or by these Bylaws to some other officer or agent of the

Corporation or where any of them are required by law otherwise to be signed, executed or delivered, and he may cause the corporate seal, if any, to be affixed to any instrument which requires it. In general, the President shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him or her by the Board or the Chairman of the Board.

9.    Vice Presidents.

      Each Vice President shall have such powers and perform such duties as the Chairman of the Board, the President or the Board of Directors may from time to time prescribe and shall perform such other duties as may be prescribed by these Bylaws. At the request of the President, or in case of his or her absence or inability to act, the Vice Presidents, in such order of priority as may be determined by the Board of Directors or the President, shall perform the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

10.   Secretary.

      The Secretary shall: (a) record all the proceedings of the meetings of the stockholders, the Board of Directors and the Executive Committee, if any, in one or more books kept for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be the custodian of all contracts, deeds, documents, all other indicia of title to properties owned by the Corporation and of its other corporate records (except accounting records) and of the corporate seal, if any, and affix such seal to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) sign, with the Chairman of the Board, the President or a Vice President, certificates for stock of the Corporation; (e) have charge, directly or through the transfer clerk or transfer clerks, transfer agent or transfer agents and registrar or registrars appointed as provided in Section 3 of Article VII of these Bylaws, of the issue, transfer and registration of certificates for stock of the Corporation and of the records thereof, such records to be kept in such manner as to show at any time the amount of the stock of the Corporation issued and outstanding, the manner in which and the time when such stock was paid for, the names, alphabetically arranged, and the addresses of the holders of record thereof, the number of shares held by each, and the time when each became a holder of record; (f) upon request, exhibit or cause to be exhibited at all reasonable times to any Director such records of the issue, transfer and registration of the certificates for stock of the Corporation; (g) see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and (h) see that the duties prescribed by Section 6 of Article II of these Bylaws are performed. In general, the Secretary shall perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Chairman of the Board, the President or the Board of Directors.

11.   Treasurer.

      If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine. The Treasurer shall: (a) have charge and custody of, and be responsible for, all funds, securities, notes and valuable effects of the Corporation; (b) receive and give receipt for moneys due and payable to the Corporation from any sources whatsoever; (c) deposit all such moneys to the credit of the Corporation or otherwise as the Board of Directors, the Chairman of the Board or the President shall direct in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article VI of these Bylaws; (d) cause such funds to be disbursed by checks or drafts on the authorized depositories of the Corporation signed as provided in Article VI of these Bylaws; (e) be responsible for the accuracy of the amounts of, and cause to be preserved proper vouchers for, all moneys so disbursed; (f) have the right to require from time to time reports or statements giving such information as he or she may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; (g) render to the Chairman of the Board, the President or the Board, whenever they, respectively, shall request him or her so to do, an account of the financial condition of the Corporation and of all his or her transactions as Treasurer; and (h) upon request, exhibit or cause to be exhibited at all reasonable times the cash books and other records to the Chairman of the Board, the President or any of the Directors of the Corporation. In general, the Treasurer shall perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Chairman of the Board, the President or the Board of Directors.

12.   Assistant Officers and Other Officers.

      Any persons elected as assistant officers shall assist in the performance of the duties of the designated office and such other duties as shall be assigned to them by any Vice President, the Secretary or the Treasurer, as the case may be, or by the Board of Directors, the Chairman of the Board, or the President, and any other officers appointed from time to time by the Board of Directors shall perform such duties as may be assigned to them by the Board of Directors, the Chairman of the Board, the President, or such other officers as the Board of Driectors may designate.

                                    ARTICLE V

                                   COMMITTEES

1.    Executive Committee; How Constituted and Powers.

      The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate one or more of the Directors then in office, who shall include the Chairman of the Board or the President (if the President is a Director), to constitute an Executive Committee, which shall have and may exercise between meetings of the Board of

Directors all the delegable powers of the Board of Directors to the extent not expressly prohibited by the Delaware General Corporation Law or by resolution of the Board of Directors. The Board may designate one or more Directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. Each member of the Executive Committee shall continue to be a member thereof only during the pleasure of a majority of the whole Board of Directors.

2.    Executive Committee; Organization.

      The Chairman of the Board shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from any meeting of the Chairman of the Board or the Secretary, the Committee may appoint a chairman or secretary, as the case may be, of the meeting.

3.    Executive Committee; Meetings.

      Regular meetings of the Executive Committee may be held without notice on such days and at such places as shall be fixed by resolution adopted by a majority of the Committee and communicated to all its members. Special meetings of the Committee shall be held whenever called by the Chairman of the Board or a majority of the members thereof then in office. Notice of each special meeting of the Committee shall be given in the manner provided in Section 6 of Article III of these Bylaws for special meetings of the Board of Directors. Notice of any such meeting of the Executive Committee, however, need not be given to any member of the Committee if waived by him or her in writing or by telegraph, cable, wireless or other form of recorded communication either before or after the meeting, or if he or she is present at such meetings, except when he or she attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Subject to the provisions of this Article V, the Committee, by resolution adopted by a majority of the Committee, shall fix its own rules of procedure and it shall keep a record of its proceedings and report them to the board at the next regular meeting thereof after such proceedings have been taken. All such proceedings shall be subject to revision or alteration by the Board of Directors; provided, however, that third parties shall not be prejudiced by any such revision or alteration.

4.    Executive Committee; Quorum and Manner of Acting.

      A majority of the Executive Committee shall constitute a quorum for the transaction of business, and, except as specified in Section 3 of this Article V, the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Committee. The members of the Committee shall act only as a committee, and the individual members shall have no power as such.

5.    Other Committees.

      The Board of Directors, by resolution adopted by a majority of the whole Board, may constitute other committees, which shall in each case consist of one or more of the Directors and, at the discretion of the Board of Directors, such officers who are not Directors. The Board of Directors may designate one or more Directors or officers who are not Directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. Each such committee shall have and may exercise such powers as the Board of Directors may determine and specify in the respective resolutions appointing them; provided, however, that (a) unless all of the members of any committee shall be Directors, such committee shall not have authority to exercise any of the powers of the Board of Directors in the management of the business and affairs of the Corporation, and (b) if any committee shall have the power to determine the amounts of the respective fixed salaries of the officers of the Corporation or any of them, such committee shall consist of not less than three (3) members and none of its members shall have any vote in the determination of the amount that shall be paid to him or her as a fixed salary. A majority of all the members of any such committee may fix its rules of procedure, determine its action and fix the time and place of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise by resolution provide.

6.    Resignations.

      Any member of the Executive Committee or any other committee may resign therefrom at any time by giving written notice of his or her resignation to the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective is not specified therein, it shall take effect immediately upon its receipt by the Chairman of the Board, the President or the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

7.    Vacancies.

      Any vacancy in the Executive Committee or any other committee shall be filled by the vote of a majority of the Board of Directors.

8.    Compensation.

      Unless otherwise expressly provided by resolution adopted by the Board of Directors, no member of the Executive Committee or any other committee shall receive any compensation for his or her services as a committee member. The Board of Directors may at any time and from time to time by resolution provide that committee members shall be paid a fixed sum for attendance at each committee meeting or a stated salary as a committee member. In addition, the Board of Directors may at any time and from time to time by resolution provide that such committee members shall be paid their actual expenses, if any, of attendance at each committee meeting. Nothing in this section shall be construed as precluding any committee member from serving the Corporation in any other capacity and receiving compensation therefor, but the Board of Directors may by resolution provide that any committee member receiving compensation for his or her services to the Corporation in any other capacity shall not receive additional compensation for his or her services as a committee member.

9.    Dissolution of Committees; Removal of Committee Members.

      The Board of Directors, by resolution adopted by a majority of the whole Board, may, with or without cause, dissolve the Executive Committee or any other committee, and, with or without cause, remove any member thereof.

                                   ARTICLE VI

                                  MISCELLANEOUS

1.    Execution of Contracts.

      Except as otherwise required by law or by these Bylaws, any contract or other instrument may be executed and delivered in the name of the Corporation and on its behalf by the Chairman of the Board, the President, or any Vice President. In addition, the Board of Directors may authorize any other officer of officers or agent or agents to execute and deliver any contract or other instrument in the name of the Corporation and on its behalf, and such authority may be general or confined to specific instances as the Board of Directors may by resolution determine.

2.    Attestation.

      Any Vice President, the Secretary, or any Assistant Secretary may attest the execution of any instrument or document by the Chairman of the Board, the President, or any other duly authorized officer or agent of the Corporation and may affix the corporate seal, if any, in witness thereof, but neither such attestation nor the affixing of a corporate seal shall be requisite to the validity of any such document or instrument.

3.    Checks, Drafts.

      All checks, drafts, orders for the payment of money, bills of lading, warehouse receipts, obligations, bills of exchange and insurance certificates shall be signed or endorsed (except endorsements for collection for the account of the Corporation or for deposit to its credit, which shall be governed by the provisions of Section 5 of this Article VI) by such officer or officers or agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

4.    Deposits.

      All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board of Directors, the Chairman of the Board of Directors, or the President shall direct in general or special accounts at such banks, trust companies, savings and loan associations, or other depositories as the Board of Directors may select or as may be selected by any officer or officers or agent or agents of the Corporation to whom power in that respect has been delegated by the Board of Directors. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation. The Board of Directors may make such special rules and regulations with respect to such accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

5.    Proxies in Respect of Stock or Other Securities of Other Corporations.

      Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board of Directors, the President, or any Vice President may exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, including without limitation the right to vote or consent with respect to such stock or other securities.

6.    Fiscal Year.

      The fiscal year of the Corporation shall correspond with the calendar year.

                                   ARTICLE VII

                                      STOCK

1.    Certificates.

      Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, the President, or a Vice President and by the Secretary or an Assistant Secretary. The signatures of such officers upon such certificate may be facsimiles if the certificate is signed, manually or by facsimile signature, by a transfer agent or registered by a registrar, other than the Corporation itself or one of its employees. If any officer who has signed or whose facsimile signature has been placed upon a certificate has ceased for any reason to be such officer prior to issuance of the certificate, the certificate may be issued with the same effect as if that person were such officer at the date of issue. All certificates for stock of the Corporation shall be consecutively numbered, shall state the number of shares represented thereby and shall otherwise be in such form as shall be determined by the Board of Directors, subject to such requirements as are imposed by the Delaware General Corporation Law. The names and addresses of the persons to whom the shares represented by certificates are issued shall be entered on the stock transfer books of the Corporation, together with the number of shares and the date of issue, and in the case of cancellation, the date of cancellation. Certificates surrendered to the Corporation for transfer shall be canceled, and no new certificate shall be issued in exchange for such shares until the original certificate has been canceled; except that in the case of a lost, stolen, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

2.    Transfer of Stock.

      Transfers of shares of stock of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his or her legal representative or attorney in fact, who shall furnish proper evidence of authority to transfer to the Secretary, or a transfer clerk or a transfer agent, and upon surrender of the certificate or certificates for such shares properly endorsed and payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

3.    Regulations.

      The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for stock of the Corporation. The Board of Directors may appoint, or authorize any officer or officers or any committee to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

                                  ARTICLE VIII

                                    DIVIDENDS

      The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares of stock in the manner and upon the terms and conditions provided in the Delaware General Corporation Law.

                                   ARTICLE IX

                                      SEAL

      A corporate seal shall not be requisite to the validity of any instrument executed by or on behalf of the Corporation. Nevertheless, if in any instance a corporate seal is used, the same shall be in the form of a circle and shall bear the full name of the Corporation and the year and state of incorporation, or words and figures of similar import.

                                    ARTICLE X

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

1.    General.

      The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

2.    Derivative Actions.

      The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

3.    Indemnification in Certain Cases.

      To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article X, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

4.    Procedure.

      Any indemnification under Sections 1 and 2 of this Article X (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections 1 and 2. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

5.    Advances for Expenses.

      Expenses incurred by a director, officer, employee, or agent of the Corporation in defending a civil or criminal action, suit or proceeding shall be paid promptly by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall be ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article X.

6.    Rights Not Exclusive.

      The indemnification and advancement of expenses provided by or granted pursuant to, the other Sections of this Article X shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

7.    Insurance.

      The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article X.

8.    Definition of Corporation.

      For the purposes of this Article X, references to "the Corporation" include, in addition to the resulting corporation, all constituent corporations (including any constituent of a constituent) absorbed in consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees and agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article X with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

9.    Other Definitions.

      For purposes of this Article X, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article X.

10.   Continuation of Rights.

      The indemnification and advancement of expenses provided by, or granted pursuant to this Article X shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. No amendment to or repeal of this Article X shall apply to or have any effect on, the rights of any director, officer, employee or agent under this Article X which rights come into existence by virtue of acts or omissions of such director, officer, employee or agent occurring prior to such amendment or repeal.

                                   ARTICLE XI

                                   AMENDMENTS

      These Bylaws may be repealed, altered or amended by the affirmative vote of the holders of a majority of the stock issued and outstanding and entitled to vote at any meeting of Stockholders or by resolution duly adopted by the affirmative vote of not less than a majority of the Directors in office at any annual or regular meeting of the Board of Directors or at any special meeting of the Board of Directors if notice of the proposed repeal, alteration or amendment be contained in the notice of such special meeting, and new Bylaws may be adopted, at any time only by the Board of Directors.

      ADOPTED by the Board of Directors of the Corporation at Youngstown, Ohio, as of February 21, 1997.